EXHIBIT 21
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Lennar Corporation and Subsidiaries
Listing of Subsidiaries
                                                                              STATE OF
                                                                           INCORPORATION
                                                                           ----------------

LENNAR CORPORATION                                                         DELAWARE

SUBSIDIARIES
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
              Adjustable Mortgage Finance Corporation                      Florida
              Ameristar Financial Services, Inc.                           California
              BCDC Corp.                                                   California
              Boca Greens, Inc.                                            Florida
              Boca Isles Club, Inc.                                        Florida
              Boca Isles South Club, Inc.                                  Florida
              Bramalea California Properties, Inc.                         California
              Bramalea California Realty, Inc.                             California
              Bramalea California, Inc.                                    California
              Bramalea Mortgage, Inc.                                      California
              Clodine-Bellaire LP, Inc.                                    Nevada
              Club Pembroke Isles, Inc.                                    Florida
              Continental Escrow Company                                   California
              DCA Acceptance Corporation                                   Alabama
              DCA at Banyan Tree, Inc.                                     Florida
              DCA at North Lauderdale, Inc.                                Florida
              DCA at Pembroke Pointe, Inc.                                 Florida
              DCA at Wiggins Bay, Inc.                                     Florida
              DCA Builder Issuer, Inc.                                     Florida
              DCA CML Acceptance, Inc.                                     Florida
              DCA Financial Corporation                                    Florida
              DCA General Contractors, Inc.                                Florida
              DCA Homes of Central Florida, Inc.                           Florida
              DCA NJ Realty, Inc.                                          New Jersey
              DCA of Broward County, Inc.                                  Florida
              DCA of Hialeah, Inc.                                         Florida
              DCA of Lake Worth, Inc.                                      Florida
              DCA of New Jersey, Inc.                                      New Jersey
              Devco Land Corp.                                             Florida
              Dyeing & Finishing, Inc.                                     Florida
              First Atlantic Building Corp.                                Florida
              Greystone Construction, Inc.                                 Arizona
              Greystone Homes of Nevada, Inc.                              Delaware
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Lennar Corporation and Subsidiaries
Listing of Subsidiaries

SUBSIDIARIES
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
              Greystone Homes, Inc.                                        Delaware
              Greystone Nevada, LLC                                        Delaware
              Harris County LP, Inc.                                       Nevada
              Hillside, Inc.                                               Florida
              Inactive Corporations, Inc.                                  Florida
              Institutional Mortgages, Inc.                                Florida
              Kings Isle Recreation Corp.                                  Florida
              Kings Ridge Golf Corporation                                 Florida
              Kings Ridge Recreation Corporation                           Florida
              Kings Wood Development Corporation                           Florida
              La Canada Holding Company                                    California
              Lennar Acquisition Corp. II                                  California
              Lennar Bridges, LLC                                          California
              Lennar Communities Development, Inc.                         Delaware
              Lennar Financial Services, Inc.                              Florida
              Lennar Homes, Inc.                                           Florida
              Lennar Homes of Arizona, Inc.                                Arizona
              Lennar Homes of California, Inc.                             California
              Lennar Homes of Texas Land and Construction, Ltd.            Texas
              Lennar Homes of Texas Sales and Marketing, Ltd.              Texas
              Lennar La Paz, Inc.                                          California
              Lennar La Paz Limited, Inc.                                  California
              Lennar Land Partners Sub, Inc.                               Delaware
              Lennar Management, Inc.                                      California
              Lennar Nevada Partners                                       Nevada
              Lennar Nevada, Inc.                                          Nevada
              Lennar Northland I, Inc.                                     California
              Lennar Northland II, Inc.                                    California
              Lennar Northland III, Inc.                                   California
              Lennar Northland IV, Inc.                                    California
              Lennar Northland V, Inc.                                     California
              Lennar Northland VI, Inc.                                    California
              Lennar Oceanside, LLC                                        California
              Lennar Realty, Inc.                                          Florida
              Lennar Renaissance, Inc.                                     California
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Lennar Corporation and Subsidiaries
Listing of Subsidiaries

SUBSIDIARIES
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
              Lennar Sacramento, Inc.                                      California
              Lennar Sales Corp.                                           California
              Lennar San Jose Holdings, Inc.                               California
              Lennar Southland I, Inc.                                     California
              Lennar Southland II, Inc.                                    California
              Lennar Southland III, Inc.                                   California
              Lennar Southwest Holding Corp.                               Nevada
              Lennar Texas Holding Company                                 Texas
              Lennar Title Services, Inc.                                  Florida
              Long Point Development Corporation                           Texas
              Lucerne Greens, Inc.                                         Florida
              Lucerne Merged Condominiums, Inc.                            Florida
              M.A.P. Builders, Inc.                                        Florida
              M.A.P. Vineyards of Plantation, Inc.                         Florida
              Marlborough Development Corporation (CA)                     California
              Marlborough Financial Corporation                            California
              Marlborough Investment Corporation, The                      California
              Marlborough Mortgage Corporation                             California
              Meritus Title Company                                        California
              Midland Housing Industries Corp.                             California
              Midland Investment Corporation                               California
              Mission Viejo 12S Venture, L.P.                              California
              Mission Viejo Holdings, Inc.                                 California
              Monterey Village Development Corp.                           Florida
              Multi-Builder Acceptance Corp.                               Alabama
              NGMC Finance Corporation                                     Florida
              NGMC Finance Corporation, IV                                 Florida
              North American Asset Development Corporation                 California
              North American Real Estate Services, Inc.                    California
              North American Title Agency of Arizona, Inc.                 Arizona
              North American Title Company of Colorado                     Colorado
              North American Title Company, Inc.                           California
              North American Title Guaranty                                California
              North American Title Insurance Company                       California
              Perris Green Valley Associates                               California
              Polygon La Paz Associates                                    Washington
              Polygon Northwood Limited Partnership                        Washington
              Quality Roof Truss Company                                   Florida
              Rancho Summit LLC                                            California
              Regency Title Company                                        Texas
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Lennar Corporation and Subsidiaries
Listing of Subsidiaries

SUBSIDIARIES
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
              Riviera Land Corp.                                           Florida
              Rockhurst-Fontaine Limited Partnership                       Washington
              Santa Fe Lakes, L.P.                                         California
              Satisfaction, Inc.                                           Florida
              Savell Gulley Development Corporation                        Texas
              Silver Lakes-Gateway Clubhouse, Inc.                         Florida
              State Home Acceptance Corporation                            Florida
              Stevenson Ranch Cable, Inc.                                  California
              Strategic Holdings, Inc.                                     Nevada
              Strategic Technologies Communications of Calif., Inc.        California
              Strategic Technologies, Inc.                                 Florida
              Superior Realty & Marketing, Inc                             Florida
              TitleAmerica Insurance Corporation                           Florida
              UAMC Asset Corp.                                             Nevada
              Universal American Finance Corp., I.                         Florida
              Universal American Mortgage Company                          Florida
              Universal American Mortgage Co. of California                California
              Universal Title Insurors, Inc.                               Florida
              W.B. Homes, Inc.                                             Florida
              West Venture                                                 California
              West Venture BFA Corporation                                 California
              West Venture Homes Sales, Inc.                               California
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